UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

1	●	SHAREHOLDER LETTER

Letter to Shareholders (Unaudited)

The Locorr managed Futures Strategy Fund (the “Fund”) commenced operations on March 22, 2011. The Fund was created to provide investors with access to a managed futures strategy in a mutual fund structure. Historically, managed futures have not been highly correlated to the stock or bond markets; meaning the returns over the long term have typically been independent of the returns of stocks and bonds. A critical component of risk management is utilizing assets that are not highly correlated with each other. As the LoCorr name implies, the Fund is designed to have low correlation to stocks and bonds and thus, provide the potential for enhanced returns, increased diversification and reduced risk.

The Fund’s primary investment objective is capital appreciation in rising and falling equity markets. The Fund attempts to achieve its investment objective by investing in two primary strategies — a Managed Futures strategy and a Fixed Income strategy.

Managed Futures Strategy
The Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions. The Fund uses Millburn Ridgefield Corporation (“Millburn”) to execute its Managed Futures strategy. Millburn was founded in 1971 and manages over $2 billion in assets. The Fund utilizes Millburn’s Diversified Program (“MDP”), a commodity pool which commenced operations in 1977. MDP systematically invests in about 120 futures markets with long and short positions in sectors such as currencies, interest rates, stock indices and commodities (agricultural, energy and metals).

2011 was a volatile year of “Risk On/Risk Off” trading as market sentiment swung from hope to despair and back again on numerous occasions. The  Fund’s Managed Futures strategy was unprofitable as gains from interest rates, while substantial, were outweighed by losses from stock indices, currencies and commodities.

Market participants were buffeted by the effects of a dizzying array of economic growth, economic policy, political and natural disaster-related factors. On the fiscal front, policy paralysis and a lack of resolution kept the U.S. and Europe from dealing in a definitive way with debt and deficit crises that led to ratings downgrades for many countries, endangered the worldwide banking system and led to volatile changes of foreign governments. Persistently low interest rates and quantitative easing by the Fed, Bank of England, and the European Central Bank (ECB) — especially with its late in the year injection of long term lending to banks — aimed to counter despair with some hope. Exchange rate policy was also far from steady in 2011.

SHAREHOLDER LETTER	●	2

In this environment it is hardly surprising that interest rate trades provided the only profitable sector in the Fund’s Managed Futures strategy, even as price activity in most markets was erratic and lacking persistent direction. Trading of metals was unprofitable as prices vacillated throughout the period with the changing growth outlook. Trading of stock indices was unprofitable and the losses were widespread as prices swung erratically in response to the myriad of issues listed above. Losses were sustained in many cases on both long and short positions. Dollar and cross rate currencies trading were volatile and unprofitable as well. Our Managed Futures strategy utilizes multiple trading strategies — the most prominent being trend following; thus, markets that are erratic and without persistent direction are challenging for the Fund.

Fixed Income Strategy
The Fund invests most of its remaining assets in a Fixed Income strategy comprised of investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy. Nuveen manages over $100 billion in assets, including about $3 billion in the fixed income strategy that is most similar to the one used by the Fund    a short duration, high quality portfolio.

Performance for the Fixed Income strategy, for the period of March 22 through December 31, 2011, was positive although slightly behind its benchmark due to our shorter duration during a period of falling rates and corporate bonds underperformed Treasuries as the global economy showed signs of weakness during the period. The fixed income portion of the portfolio was underweighted in US Government securities and overweighted to investment grade corporates and securitized products. This positioning will be fairly typical for the portfolio when we expect non-government sectors to outperform over longer periods of time. Specific to this reporting period,bottom up credit fundamentals have been supportive and with valuations on corporate bonds at attractive levels in mid-2011, we viewed the long term risk/reward for these market segments as compelling.

As the situation with European sovereign debt deteriorated in late summer, this positioning proved challenging as investors sought the safety of US Treasury securities and the market segments that we were emphasizing in the fixed income portion of the Fund underperformed government bonds.

3	●	SHAREHOLDER LETTER

This resulted in fixed income performance that lagged benchmarkover the summer months. Our positioning, however, was rewarded in the final months of the year as economic data proved to be better than many feared and several coordinated central bank policy responses designed to support  European financial liquidity soothed market fears about global recession and financial system contagion. These were catalysts for a recovery in certain areas and resulted in a strong recovery in the final months of the year for the Fund’s fixed income holdings.

Thank you for investing in LoCorr Funds.

Past performance is not a guarantee of future results.
The opinions expressed in the letter are those of the fund manager, are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security. Must be preceded or accompanied by a prospectus.

Correlation measures how much the returns of two investments move together over time.

Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Mutual fund investing involves risk. Principal loss is possible. the Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset backed, mortgage backed, and collateralized mortgage backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Consolidated Schedule of Investments in this report.

The LoCorr Managed Futures Strategy Fund is distributed by Quasar Distributors, LLC.

FUND PERFORMANCE	●	4

Fund Performance (Unaudited)

Average Annual Rate of Return
For the period ended December 31, 2011 (Unaudited)
			Since
	3 month	6 month	Inception
LoCorr Managed Futures
Strategy Fund - Class A	-2.51%	-2.20%	-6.70%1
without maximum load
LoCorr Managed Futures
Strategy Fund - Class A	-8.08%	-7.81%	-12.06% 1
with maximum load
LoCorr Managed Futures
Strategy Fund - Class C	-2.73%	-2.52%	-7.20%2
LoCorr Managed Futures
Strategy Fund - Class I	-2.40%	-2.09%	-6.50%2
Barclay CTA Index	-1.90%	-0.92%	-2.44%3
S&P 500 Index	11.82%	-3.69%	-1.17%4

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund ten years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.
1  Not annualized. Class A commenced operations on March 22, 2011.
2  Not annualized. Class C and Class I commenced operations on March 24, 2011.
3  Since inception returns as of March 31, 2011.
4  Since inception return as of March 22, 2011.

5	●	PORTFOLIO COMPOSITION

Consolidated portfolio composition

December 31, 2011[1] (Unaudited)

Foreign Government Bonds
1.18%
Municipal Bonds
0.09%
Money Market Funds
11.76%
Corporate Bonds
25.24%
Mortgage Backed Securities
11.57%
Asset Backed Securities
12.73%
U.S. Treasury Obligations
16.91%
U.S. Government Agency Issues
20.52%
11.76%
25.24%
11.57%
12.73%
20.52%
16.91%

Net consolidated portfolio composition of futures and forward currency contracts

December 31, 2011[2] (Unaudited)

Stock Index (Short)
-5.61%
Grains (Short)
-13.95%
Metals (Short)
-3.04%
Livestock (Short)
-0.09%
Interest Rate
69.44%
Softs
7.55%
Energy
10.46%
Forward Currency Contracts
35.24%
-13.95%
-5.61%
7.55%
10.46%
69.44%
35.24%

1	As a percentage of total investments.
2	As a percentage of total net unrealized on futures and forward currency contracts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	●	6

Consolidated Schedule of Investments
December 31, 2011
	Principal Amount	Value
ASSET BACKED SECURITIES - 12.20%
AH Mortgage Advance Trust, 3.370%, 5/10/2043
(Acquired on 12/27/2011, Cost $748,594) (a) $	$750,000	$747,000
American Express Credit Account Master Trust,
1.528%, 3/15/2017 (b)	150,000	154,287
AmeriCredit Automobile Receivables Trust
0.840%, 6/9/2014	338,347	338,302
0.920%, 3/9/2015	1,000,000	998,575
Atlantic City Electric Transition Funding, LLC, 4.910%, 7/20/2017	172,774	184,195
Bank of America Auto Trust, 1.310%, 7/15/2014	137,197	137,607
BMW Vehicles Owners Trust, 0.630%, 2/25/2014	1,000,000	999,268
Capital Auto Receivables Asset Trust, 5.300%, 5/15/2014	60,814	61,336
Capital One Multi-Asset Execution Trust
4.700%, 6/15/2015	750,000	768,318
0.846%, 10/15/2015 (b)	350,000	350,327
0.338%, 1/15/2016 (b)	355,000	354,336
5.050%, 2/15/2016	880,000	926,516
CenterPoint Energy Transition Bond Co., LLC, 3.460%, 8/15/2019	600,000	654,144
Chase Issuance Trust
5.120%, 10/15/2014	210,000	217,371
4.650%, 3/15/2015	200,000	209,455
Citibank Omni Master Trust, 3.350%, 8/15/2016
(Acquired on 9/22/2011 & 11/25/2011, Cost $1,013,326) (a)	1,000,000	1,014,471
CitiFinancial Auto Issuance Trust, 3.150%, 8/15/2016
(Acquired on 12/14/2011, Cost $1,019,216) (a)	1,000,000	1,019,776
Detroit Edison Securitization Funding, LLC, 6.420%, 3/1/2015	115,847	120,320
Discover Card Master Trust
0.886%, 6/15/2015 (b)	200,000	200,552
0.928%, 9/15/2015 (b)	214,000	215,414
0.488%, 11/16/2015 (b)	320,000	320,264
5.650%, 12/15/2015	870,000	930,982
0.488%, 3/15/2017 (b)	1,000,000	999,173
DT Auto Owner Trust, 1.400%, 8/15/2014
(Acquired on 11/2/2011, Cost $922,371) (a)	922,426	920,444
Entergy Louisiana Investment Recovery Funding I,
LLC, 2.040%, 9/1/2023	1,000,000	1,002,690
Ford Credit Auto Lease Trust
0.910%, 7/15/2013 (Acquired on 11/28/2011, Cost $645,091) (a)	645,000	645,221
0.740%, 9/15/2013	500,000	499,522
Ford Credit Auto Owner Trust
6.070%, 5/15/2014	250,000	258,460
4.500%, 7/15/2014	350,000	361,809
4.430%, 11/15/2014	175,000	181,586
FPL Recovery Funding LLC, 5.044%, 8/1/2015	314,869	325,642
GE Capital Credit Card Master Note Trust, 0.828%, 1/15/2017 (b)	250,000	251,597
GMAC Mortgage Servicer Advance Funding Co., Ltd., 3.720%,
3/15/2023 (Acquired on 10/5/2011, Cost $540,646) (a)	540,000	538,650
Honda Auto Receivables Owners Trust, 0.570%, 7/18/2013	200,000	199,926
Hyundai Auto Receivables Trust, 0.590%, 3/15/2014	738,637	737,762
Nissan Auto Lease Trust
0.700%, 1/15/2014	655,000	654,184
1.270%, 10/15/2016	350,000	351,602

The accompanying notes are an integral part of these consolidated financial statements.

7	●	CONSOLIDATED SCHEDULE OF INVESTMENTS

	Principal Amount	Value
Ocwen Advance Receivables Backed Notes, 4.140%, 7/15/2023
(Acquired on 10/5/2011, Cost $503,163) (a)(c)	$500,000	$500,625
Porsche Financial Auto Securitization Trust, 1.190%, 12/17/2018
(Acquired on 12/13/2011, Cost $753,701) (a)	750,000	753,198
PSE&G Transition Funding LLC, 6.610%, 6/15/2015	145,208	152,276
Santander Drive Auto Receivables Trust
1.360%, 3/15/2013 (b)	177,924	178,021
0.950%, 8/15/2013	91,839	91,829
1.110%, 8/15/2014	1,000,000	998,911
1.280%, 1/15/2015	500,000	499,401
Smart Trust, 1.180%, 4/14/2013 (Acquired on 11/3/2011,
Cost $758,837) (a)(c)	758,550	758,331
Toyota Auto Receivables Owners Trust, 1.040%, 2/18/2014	195,812	196,168
Volkswagen Auto Lease Trust
0.461%, 11/20/2012	738,744	739,882
0.990%, 11/20/2013	380,000	380,546
World Omni Auto Receivables Trust
4.740%, 10/15/2013	305,768	309,679
5.120%, 5/15/2014	225,000	230,835
2.210%, 5/15/2015	120,000	121,671
TOTAL ASSET BACKED SECURITIES (cost $24,771,377)		24,762,457

CORPORATE BONDS - 24.20%
Administrative and Support and Waste management and
remediation Services - 0.69%
Tyco International Finance SA, 3.375%, 10/15/2015 (c)	1,000,000	1,046,530
Waste Management, Inc., 2.600%, 9/1/2016	340,000	345,109
		1,391,639
arts, entertainment, and recreation - 0.16%
Walt Disney Co., 4.500%, 12/15/2013	300,000	322,913
Finance and insurance - 10.54%
Aflac, Inc., 3.450%, 8/15/2015	350,000	361,194
Allstate Corp., 6.200%, 5/16/2014	200,000	223,052
Allstate Life Global Funding Trusts, 5.375%, 4/30/2013	300,000	316,780
American Express Credit Corp., 7.300%, 8/20/2013	500,000	542,630
American International Group, Inc., 4.250%, 9/15/2014	1,020,000	990,551
Australia & New Zealand Banking Group Ltd., 2.400%,
11/23/2016 (Acquired on 11/15/2011, Cost $1,493,895) (a)(c)	1,500,000	1,485,836
Bank of America Corp, 4.500%, 4/1/2015	1,340,000	1,293,081
Bank of Montreal, 1.300%, 10/31/2014
(Acquired on 10/26/2011, Cost $819,787) (a)(c)	820,000	818,593
Barclays Bank PLC, 2.375%, 1/13/2014 (c)	250,000	244,694
BB&T Corp., 5.700%, 4/30/2014	650,000	711,091
Berkshire Hathaway, Inc., 2.200%, 8/15/2016	860,000	885,257
BP Capital Markets PLC, 1.140%, 3/11/2014 (b)(c)	300,000	299,848
Capital One Bank USA NA, 6.500%, 6/13/2013	250,000	263,700
Capital One Financial Corp., 2.125%, 7/15/2014	250,000	246,795
Caterpillar Financial Services Corp., 4.900%, 8/15/2013	500,000	532,794
Citigroup, Inc.
6.375%, 8/12/2014	550,000	577,237
4.587%, 12/15/2015	600,000	603,838

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	●	8

	Principal Amount	Value
Credit Suisse, 5.500%, 5/1/2014 (c)	$455,000	$472,936
Deutsche Bank AG, 3.875%, 8/18/2014 (c)	300,000	305,182
Fifth Third Bancorp
6.250%, 5/1/2013	200,000	210,241
3.625%, 1/25/2016	255,000	258,721
General Electric Capital Corp.
2.100%, 1/7/2014	615,000	624,206
3.750%, 11/14/2014	965,000	1,017,176
Goldman Sachs Group, Inc.
5.150%, 1/15/2014	230,000	234,378
1.435%, 2/7/2014 (b)	300,000	280,410
3.700%, 8/1/2015	205,000	200,839
HSBC Finance Corp., 4.750%, 7/15/2013	250,000	255,286
JPMorgan Chase & Co., 1.216%, 1/24/2014 (b)	265,000	260,989
KeyCorp, 3.750%, 8/13/2015	350,000	362,938
Metropolitan Life Global Funding I, 5.125%, 4/10/2013
(Acquired on 12/29/2011, Cost $522,525) (a)	500,000	522,316
Morgan Stanley
5.300%, 3/1/2013	200,000	202,448
2.875%, 7/28/2014	870,000	819,332
National Rural Utilities Cooperative Finance Corp.,
1.900%, 11/1/2015	500,000	502,980
Nordea Eiendomskreditt AS, 1.875%, 4/7/2014
(Acquired on 11/3/2011, Cost $317,093) (a)(c)	315,000	315,285
PNC Funding Corp., 3.625%, 2/8/2015	500,000	525,210
Private Export Funding Corp., 4.550%, 5/15/2015	750,000	842,581
Prudential Financial, Inc.
2.750%, 1/14/2013	350,000	353,016
5.100%, 9/20/2014	245,000	263,511
Simon Property Group LP, 4.200%, 2/1/2015	295,000	312,825
Toyota Motor Credit Corp., 2.000%, 9/15/2016	750,000	757,463
Wells Fargo & Co.
3.750%, 10/1/2014	300,000	316,715
3.676%, 6/15/2016 (b)	500,000	522,499
Wells Fargo Bank NA, 4.750%, 2/9/2015	250,000	260,822
		21,397,276I
Information - 2.33%
AT&T, Inc., 2.500%, 8/15/2015	870,000	900,859
Comcast Corp., 5.300%, 1/15/2014	750,000	808,164
Deutsche Telekom International Finance BV, 5.875%, 8/20/2013 (c)	320,000	339,218
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
3.550%, 3/15/2015	500,000	520,435
News America, Inc., 5.300%, 12/15/2014	500,000	544,560
Qwest Corp., 7.500%, 10/1/2014	300,000	330,427
Telefonica Emisiones SAU, 2.582%, 4/26/2013 (c)	200,000	195,159
Time Warner Cable, Inc., 8.250%, 2/14/2014	400,000	450,862
Verizon Communications, Inc., 5.250%, 4/15/2013	250,000	263,808
Vodafone Group PLC, 5.000%, 9/15/2015 (c)	330,000	368,378
		4,721,870
Management of Companies and Enterprises - 1.32%
BHP Billiton Finance USA Ltd., 1.125%, 11/21/2014 (c)	1,000,000	1,002,347
Ingersoll-Rand Global Holding Co., Ltd., 9.500%, 4/15/2014 (c)	500,000	581,185
JPMorgan Chase & Co., 5.125%, 9/15/2014	1,030,000	1,085,930
		2,669,462

The accompanying notes are an integral part of these consolidated financial statements.

9	●	CONSOLIDATED SCHEDULE OF INVESTMENTS

	Principal Amount	Value
Manufacturing - 6.83%
Anheuser-Busch Cos., Inc., 5.050%, 10/15/2016	$500,000	$569,476
ArcelorMittal, 3.750%, 3/1/2016 (c)	390,000	370,222
Cisco Systems, Inc., 1.625%, 3/14/2014	725,000	738,588
Conagra Foods, Inc., 5.875%, 4/15/2014	385,000	422,505
ConocoPhillips, 4.750%, 2/1/2014	530,000	572,410
Covidien International Finance SA, 1.875%, 6/15/2013 (c)	655,000	661,219
Dow Chemical Co., 2.500%, 2/15/2016	300,000	301,305
Dr. Pepper Snapple Group, Inc., 2.900%, 1/15/2016	400,000	414,849
Genentech, Inc., 4.750%, 7/15/2015	300,000	334,632
General Mills, Inc., 1.550%, 5/16/2014	500,000	503,357
Hershey Co., 1.500%, 11/1/2016	1,000,000	1,000,553
Hewlett Packard Co., 3.000%, 9/15/2016	750,000	755,291
Intel Corp., 1.950%, 10/1/2016	750,000	771,013
International Business Machines Corp., 0.875%, 10/31/2014	800,000	800,288
Kraft Foods, Inc.
6.000%, 2/11/2013	300,000	316,062
5.250%, 10/1/2013	500,000	533,345
Medtronic, Inc., 3.000%, 3/15/2015	450,000	475,211
Merck & Co., Inc., 2.250%, 1/15/2016	300,000	311,299
Novartis Capital Corp., 2.900%, 4/24/2015	335,000	354,541
Procter & Gamble Co., 1.450%, 8/15/2016	800,000	809,380
St. Jude Medical, Inc., 3.750%, 7/15/2014	500,000	530,242
Teva Pharmaceutical Finance III BV, 1.700%, 3/21/2014 (c)	200,000	201,032
Thermo Fisher Scientific, Inc., 2.250%, 8/15/2016	1,150,000	1,172,394
Total Capital SA, 2.300%, 3/15/2016 (c)	350,000	359,214
Wyeth
5.500%, 3/15/2013 (b)	250,000	264,276
5.500%, 2/1/2014	300,000	328,878
		13,871,582
Mining, Quarrying, and Oil and Gas Extraction - 0.71%
Encana Corp., 4.750%, 10/15/2013 (c)	250,000	262,765
Ensco PLC, 3.250%, 3/15/2016 (c)	750,000	765,109
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014 (c)	350,000	409,330
		1,437,204
Retail Trade - 0.92%
Express Scripts, Inc., 3.125%, 5/15/2016	750,000	754,157
Home Depot, Inc., 5.400%, 3/1/2016	500,000	577,484
Target Corp., 4.000%, 6/15/2013	300,000	314,492
Viacom, Inc., 4.375%, 9/15/2014	200,000	214,250
		1,860,383
Transportation and Warehousing - 0.26%
United Parcel Service, Inc., 3.875%, 4/1/2014	500,000	533,488
Utilities - 0.44%
Commonwealth Edison Co., 1.625%, 1/15/2014	300,000	302,176
Duke Energy Corp., 3.950%, 9/15/2014	400,000	426,768
MidAmerican Energy Co., 4.650%, 10/1/2014	150,000	163,310
		892,254
TOTAL CORPORATE BONDS (cost $49,288,642)		49,098,071

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	●	10

	Principal Amount	Value
MORTGAGE BACKED SECURITIES - 11.09%
Bear Stearns Commercial Mortgage Securities
5.902%, 9/11/2038 (b)	$235,000	$262,133
5.405%, 12/11/2040	250,000	275,194
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.399%, 7/15/2044 (b)	255,000	281,822
DBUBS Mortgage Trust, 3.642%, 8/12/2044	245,000	258,094
Extended Stay America Trust, 2.951%, 11/5/2027
(Acquired on 11/3/2011, Cost $636,753) (a)	636,983	638,169
Fannie Mae Pool
2.670%, 1/1/2016	394,309	405,159
3.500%, 2/1/2021	232,270	243,223
3.500%, 6/1/2021	303,974	318,309
3.000%, 8/1/2021	921,193	961,597
3.000%, 9/1/2021	956,115	998,051
3.000%, 11/1/2021	981,502	1,024,551
3.500%, 12/1/2025	1,368,881	1,432,771
4.000%, 3/1/2026	869,107	917,970
3.500%, 7/1/2026	710,972	744,155
3.500%, 7/1/2026	691,052	723,305
3.500%, 9/1/2026	1,226,740	1,283,995
3.000%, 10/1/2026	291,456	301,499
FDIC Structured Sale Guaranteed Notes, 0.845%, 2/25/2048 (b)	1,191,682	1,189,363
FHLMC Multifamily Structured Pass Through Certificates,
1.873%, 1/25/2018	741,857	752,549
Fosse Master Issuer PLC, 1.805%, 10/18/2054
(Acquired on 9/30/2011, Cost $698,320) (a)(b)(c)	700,000	697,332
Freddie Mac REMICS, 2.500%, 2/15/2026	193,132	197,374
Greenwich Capital Commercial Funding Corp., 5.736%, 12/10/2049	250,000	269,695
GS Mortgage Securities Corp. II, 4.751%, 7/10/2039	250,000	266,879
JP Morgan Chase Commercial Mortgage Securities Corp.
3.853%, 6/15/2043 (Acquired on 12/30/2011,
Cost $1,558,139) (a)	1,482,232	1,550,116
2.749%, 11/15/2043 (Acquired on 11/1/2011, Cost $945,357) (a)	934,699	946,359
5.373%, 12/15/2044 (b)	250,000	276,550
1.875%, 2/15/2046 (Acquired on 9/20/2011,
Cost $895,401) (a)	890,101	892,502
5.447%, 6/12/2047	230,068	241,683
5.794%, 2/12/2051	400,000	440,431
Morgan Stanley Capital I
4.970%, 12/15/2041	390,000	411,715
6.455%, 1/11/2043 (b)	250,000	289,424
3.884%, 9/15/2047 (Acquired on 9/20/2011,
Cost $1,044,164) (a)	1,000,000	1,050,826
2.178%, 7/15/2049	1,214,150	1,225,030
NCUA Guaranteed Notes
0.665%, 11/6/2017 (b)	204,320	204,320
0.745%, 1/8/2020 (b)	142,986	143,232
0.695%, 2/6/2020 (b)	169,876	169,876
0.745%, 10/7/2020 (b)	224,093	224,338
TOTAL MORTGAGE BACKED SECURITIES (cost $22,413,211)		22,509,591

MUNICIPAL BONDS - 0.08%
Louisiana Local Government Environmental Facilities &
Community Development Authority, 1.520%, 2/1/2018	164,679	165,835
TOTAL MUNICIPAL BONDS (cost $165,310)		165,835

The accompanying notes are an integral part of these consolidated financial statements.

11	●	CONSOLIDATED SCHEDULE OF INVESTMENTS

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS - 1.14%
Hydro Quebec, 2.000%, 6/30/2016 (c)	$900,000	$918,755
Province of Ontario Canada, 2.950%, 2/5/2015 (c)	380,000	400,181
Province of Ontario Canada, 1.600%, 9/21/2016 (c)	1,000,000	996,921
TOTAL FOREIGN GOVERNMENT BONDS (cost $2,321,124)		2,315,857

U.S. Government AGENCY ISSUES - 19.67%
Federal Farm Credit Bank, 1.625%, 11/19/2014	250,000	257,913
Federal Home Loan Banks
1.750%, 8/22/2012	250,000	252,402
1.625%, 11/21/2012	250,000	253,014
1.500%, 1/16/2013	250,000	253,104
1.625%, 3/20/2013	250,000	253,980
3.625%, 5/29/2013	500,000	522,980
1.875%, 6/21/2013	125,000	127,794
0.500%, 8/28/2013	1,500,000	1,502,736
5.250%, 9/13/2013	2,000,000	2,162,670
0.375%, 11/27/2013	6,500,000	6,492,753
Federal Home Loan Mortgage Corp
4.625%, 10/25/2012	100,000	103,601
0.375%, 11/30/2012	125,000	125,243
4.500%, 1/15/2013	250,000	260,977
0.750%, 3/28/2013	125,000	125,696
1.625%, 4/15/2013	250,000	254,201
3.500%, 5/29/2013	1,100,000	1,148,926
4.500%, 7/15/2013	100,000	106,358
0.600%, 9/20/2013	750,000	749,108
4.125%, 9/27/2013	250,000	266,052
0.875%, 10/28/2013	5,250,000	5,291,108
4.500%, 1/15/2014	100,000	107,997
2.500%, 4/23/2014	250,000	261,335
1.000%, 7/30/2014	500,000	505,361
0.800%, 9/29/2014	850,000	848,683
1.000%, 11/3/2014	1,000,000	1,001,578
2.875%, 2/9/2015	125,000	133,307
1.750%, 9/10/2015	1,000,000	1,031,735
2.000%, 8/25/2016	1,500,000	1,559,799
1.500%, 9/21/2016	750,000	752,129
Federal National Mortgage Association
1.125%, 7/30/2012	100,000	100,537
0.625%, 9/24/2012	250,000	250,845
4.750%, 11/19/2012	250,000	259,932
0.375%, 12/28/2012	250,000	250,531
1.750%, 2/22/2013	100,000	101,643
0.750%, 2/26/2013	125,000	125,698
0.500%, 8/9/2013	650,000	651,533
1.250%, 8/20/2013	250,000	253,499
0.750%, 12/18/2013	250,000	250,955
1.250%, 2/27/2014	1,000,000	1,014,458
2.500%, 5/15/2014	1,500,000	1,565,524
0.625%, 10/30/2014	1,060,000	1,058,073
0.750%, 12/19/2014	3,500,000	3,510,790
2.375%, 7/28/2015	1,000,000	1,055,071
1.250%, 9/28/2016	2,750,000	2,761,160
TOTAL U.S. GOVERNMENT AGENCY ISSUES (cost $39,850,531)		39,922,789

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	●	12

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 16.21%
U.S. Treasury Bills
1.011%, 2/16/2012 (d)(f)	$5,000	$5,000
1.998%, 3/22/2012 (d)(f)	10,000	9,999
U.S. Treasury Notes (g)		.
0.875%, 2/29/2012	9,650,000	9,662,816
0.375%, 8/31/2012	14,140,000	14,165,408
4.250%, 9/30/2012	2,500,000	2,576,367
0.500%, 11/30/2012	6,460,000	6,480,945
TOTAL U.S. TREASURY OBLIGATIONS (cost $32,899,001)		32,900,535

	Shares
MONEY MARKET FUNDS - 11.27%
Fidelity Institutional Money Market Portfolio -
Class I, 0.19% (e)	7,477,824	7,477,824
Dreyfus Treasury Prime Cash Management Fund -
Administrative Shares, 0.00% (e)	15,404,865	15,404,865
TOTAL MONEY MARKET FUNDS (cost $22,882,689)		22,882,689

TOTAL INVESTMENTS (cost $194,591,885) -95.86%		194,557,824
Other Assets in Excess of Liabilities - 4.14%		8,404,996
TOTAL NET ASSETS - 100.00%		$202,962,820

(a)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased  in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2011, the value of these securities total $15,815,050 which represents 7.79% of total net assets.

(b)	Variable rate security. The rate reported is the rate in effect as of December 31, 2011.
(c)	Foreign issued security.
(d)	Zero coupon bond. The rate quoted is the effective yield as of December 31, 2011.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2011.
(f)	These U.S. Treasury Bills are pledged as collateral for the trading of futures contracts.
(g)	Fair value of collateral pledged at brokers for the trading of futures and forward currency contracts was $25,188,546 at December 31, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

13	●	CONSOLIDATED SCHEDULE OF FUTURE CONTRACTS

Consolidated Schedule of Futures Contracts
December 31, 2011
				Unrealized
		Expiration	Notional	Appreciation/
	Contracts	Date	Amount	(Depreciation)
LONG FUTURES CONTRACTS
Australian 10-year Bond Future	101	Mar 2012	$12,273,775	$131,647
Australian 3-year Bond Future	431	Mar 2012	47,724,921	(42,045)
Australian Bank Bills Future	49	Jun 2012	49,641,027	(27,153)
Australian Bank Bills Future	87	Sep 2012	88,151,076	(15,037)
Brent Crude Future	29	Feb 2012	3,114,020	(17,770)
Brent Crude Future	8	Mar 2012	854,960	(2,300)
Canadian 10-year Bond Future	202	Mar 2012	26,553,730	214,408
Canadian Bankers	31	Jun 2012	7,521,264	(9,920)
Acceptance Future
Corn Future	85	Mar 2012	2,747,625	115,125
Corn Future	24	May 2012	785,700	50,613
Euro - Bobl Future	196	Mar 2012	31,728,447	245,103
Euro - Bund Future	75	Mar 2012	13,492,789	245,595
Euro - Buxl Future	23	Mar 2012	3,807,456	119,013
Euro - Schatz Future	691	Mar 2012	98,653,328	140,427
Euro $ 90-day Future	27	Dec 2012	6,699,038	0
Euro CHF 3-month Future	21	Jun 2012	5,595,490	3,061
Euro Euribor 3-month Future	273	Dec 2012	87,500,651	180,774
Euro Euribor 3-month Future	284	Sep 2012	91,044,692	100,245
Gilt Future	103	Mar 2012	18,684,318	148,239
Gold Future	15	Feb 2012	2,350,200	1,370
Heat Oil Future	28	Feb 2012	3,427,099	(11,130)
Heat Oil Future	5	Mar 2012	610,239	(4,868)
Japanese Government 10-year	50	Mar 2012	92,510,106	305,274
Bond Future
LME Aluminum Future	23	Mar 2012	1,160,638	(53,706)
LME Copper Future	4	Mar 2012	760,100	21,063
LME Lead Future	34	Mar 2012	1,728,263	(62,675)
LME Nickel Future	13	Mar 2012	1,459,770	22,842
LME Zinc Future	32	Mar 2012	1,475,000	(115,775)
London Gas Oil Future	13	Feb 2012	1,193,400	(5,450)
London Gas Oil Future	39	Jan 2012	3,603,600	(1,300)
Mini DJIA Future	28	Mar 2012	1,701,000	(3,420)
Natural Gas Future	18	Mar 2012	542,880	(35,960)
RBOB Gasoline Future	11	Feb 2012	1,227,719	(5,641)
RBOB Gasoline Future	5	Mar 2012	557,592	5,964
Soybean Future	20	May 2012	1,217,500	30,450
Sterling 90-day Future	228	Dec 2012	43,737,763	(9,016)
Sterling 90-day Future	250	Sep 2012	47,958,073	(14,406)
Sugar Future	35	Mar 2012	913,360	(66,774)
Sugar Future	10	May 2012	257,040	1,893

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF FUTURE CONTRACTS	●	14

				Unrealized
		Expiration	Notional	Appreciation/
	Contracts	Date	Amount	(Depreciation)
TOCOM Gold Future	10	Oct 2012	$504,612	$(46,161)
U.S. Treasury 10-year Note Future	309	Mar 2012	40,517,625	181,406
U.S. Treasury 2-year Note Future	706	Mar 2012	155,706,094	96,751
U.S. Treasury 30-year Bond Future	76	Mar 2012	11,005,750	57,313
U.S. Treasury 5-year Note Future	652	Mar 2012	80,364,094	167,164
VIX Future	9	Jan 2012	240,300	(7,200)
Total Long Futures contracts			$ 1,093,304,124	$2,028,033

SHORT FUTURES CONTRACTS
All Shares Future	(26)	Mar 2012	$(921,321)	$(1,512)
Amsterdam Index Future	(55)	Jan 2012	(4,458,456)	(112,880)
Bean Oil Future	(141)	Mar 2012	(4,434,732)	(83,100)
Brent Crude Future	(6)	Mar 2012	(641,220)	1,380
Cocoa Future	(84)	Mar 2012	(1,771,560)	324,080
Coffee Future	(35)	Mar 2012	(2,977,406)	6,600
Copper Future	(17)	Mar 2012	(1,460,300)	(8,913)
Corn Future	(24)	Mar 2012	(775,800)	(51,313)
Cotton Future	(67)	Mar 2012	(3,075,300)	(42,190)
Crude Future	(7)	Aug 2012	(694,050)	(5,860)
Crude Future	(28)	Feb 2012	(2,767,240)	23,390
Crude Future	(5)	Mar 2012	(495,000)	2,960
DAX Index Future	(29)	Mar 2012	(5,534,657)	(43,055)
E-Mini Russell 2000 Future	(38)	Mar 2012	(2,807,440)	2,330
E-Mini S&P 500 Future	(18)	Mar 2012	(1,127,250)	4,013
Euro $ 90-day Future	(265)	Sep 2012	(65,763,063)	(25,400)
FTSE 100 Index Future	(54)	Mar 2012	(4,636,920)	(58,926)
Hang Seng Index Future	(26)	Jan 2012	(3,089,467)	(4,230)
Hogs Future	(23)	Feb 2012	(775,560)	12,600
H-Shares Index Future	(35)	Jan 2012	(2,246,877)	(2,408)
ISE 30 Index Future	(170)	Feb 2012	(562,308)	15,383
Italian 10-year Bond Future	(8)	Mar 2012	(948,273)	2,756
KC Wheat Future	(45)	Mar 2012	(1,613,250)	(123,100)
Kospi Index Future	(23)	Mar 2012	(2,366,970)	(36,899)
Live Cattle Future	(20)	Feb 2012	(971,600)	(15,580)
LME Aluminum Future	(139)	Mar 2012	(7,014,288)	5,931
LME Copper Future	(8)	Mar 2012	(1,520,200)	(32,906)
LME Lead Future	(55)	Mar 2012	(2,795,719)	(36,038)
LME Nickel Future	(29)	Mar 2012	(3,256,410)	(203,139)
LME Tin Future	(3)	Mar 2012	(287,925)	17,385
LME Zinc Future	(115)	Mar 2012	(5,300,781)	239,625
Mexico Bolsa Index Future	(4)	Mar 2012	(107,079)	(500)
NASDAQ 100 E-Mini Future	(44)	Mar 2012	(2,001,560)	(11,460)
Natural Gas Future	(52)	Apr 2012	(1,601,080)	190,850
Natural Gas Future	(51)	Feb 2012	(1,524,390)	79,340
Natural Gas Future	(3)	Mar 2012	(90,480)	2,490

The accompanying notes are an integral part of these consolidated financial statements.

15	●	CONSOLIDATED SCHEDULE OF FUTURE CONTRACTS

				Unrealized
		Expiration	Notional	Appreciation/
	Contracts	Date	Amount	(Depreciation)
Nat Gas Future	(51)	May 2012	$(1,596,810)	$114,160
Nikkei 225 Index Future	(105)	Mar 2012	(5,770,432)	29,947
OMX 30 Index Future	(245)	Jan 2012	(3,517,734)	(69,234)
Palladium Future	(12)	Mar 2012	(787,380)	(63,270)
Platinum Future	(40)	Apr 2012	(2,809,800)	125,685
S&P CNX Nifty Index Future	(93)	Jan 2012	(860,436)	23,789
S&P TSE 60 Index Future	(14)	Mar 2012	(1,867,033)	(42,253)
SET 50 Index Future	(13)	Mar 2012	(292,124)	1,891
Silver Future	(4)	Mar 2012	(558,300)	20,725
Singapore Index Future	(39)	Jan 2012	(1,806,943)	26,799
Soy Meal Future	(100)	Mar 2012	(3,131,000)	(132,330)
Soybean Future	(41)	Mar 2012	(2,475,888)	(84,775)
SPI 200 Index Future	(27)	Mar 2012	(2,772,778)	98,019
Sugar Future	(10)	Mar 2012	(260,960)	(1,613)
Taiex Electronics Future	(7)	Jan 2012	(239,927)	(13,542)
Taiex Financial Future	(6)	Jan 2012	(154,982)	(13,292)
Taiex Index Future	(16)	Jan 2012	(743,638)	(19,234)
Taiwan Index Future	(37)	Jan 2012	(937,950)	8,280
TOCOM Platinum Future	(23)	Oct 2012	(517,702)	71,892
TOCOM Rubber Future	(17)	May 2012	(288,892)	16,467
Topix Index Future	(76)	Mar 2012	(7,188,258)	52,566
Wheat Future	(75)	Mar 2012	(2,447,813)	(161,963)
U.S. Treasury 5-year Note Future*	(10)	Mar 2012	(1,232,578)	(4,398)
Total Short Futures contracts			$(184,675,290)	$16,020
Total Futures contracts			$908,628,834	$2,044,053

*	Short futures contract held by LoCorr Managed Futures Strategy Fund. The total balance of unrealized appreciation on futures contracts held by Millburn Diversified Plus L.P. is $2,048,451.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF FORWARD CONTRACTS	●	16

Consolidated Schedule of Forward Contracts
December 31, 2011

LONG FORWARD CURRENCY CONTRACTS
Expiration		Currency Purchased		Notional Value
Date	Description	Currency	Amount	Currency	Amount	Fair Value
Mar 2012	AUD/CAD	AUD	8,490,000	CAD	(8,732,828)	$37,927
Mar 2012	AUD/CHF	AUD	6,900,000	CHF	(6,404,633)	157,599
Mar 2012	AUD/USD	AUD	13,410,000	USD	(13,499,561)	82,556
Mar 2012	BRL/USD	BRL	2,690,000	USD	(1,443,109)	(24,980)
Mar 2012	CAD/USD	CAD	5,680,000	USD	(5,558,253)	10,238
Mar 2012	CHF/NOK	CHF	3,810,000	NOK	(24,217,868)	27,703
Mar 2012	CHF/USD	CHF	7,080,000	USD	(7,614,840)	(61,970)
Mar 2012	CLP/USD	CLP	832,000,000	USD	(1,600,363)	(14,647)
Mar 2012	COP/USD	COP	3,174,000,000	USD	(1,645,000)	(7,660)
Mar 2012	CZK/USD	CZK	1,690,000	USD	(89,579)	(4,137)
Mar 2012	EUR/CZK	EUR	3,530,000	CZK	(89,659,617)	38,010
Mar 2012	EUR/HUF	EUR	970,000	HUF	(296,903,400)	43,997
Mar 2012	EUR/PLN	EUR	2,600,000	PLN	(11,705,783)	1,155
Mar 2012	EUR/SEK	EUR	470,000	SEK	(4,282,322)	(10,840)
Mar 2012	EUR/TRY	EUR	1,790,000	TRY	(4,508,370)	(28,786)
Mar 2012	EUR/USD	EUR	13,960,000	USD	(18,472,130)	(384,328)
Mar 2012	GBP/NOK	GBP	7,470,000	NOK	(69,496,375)	(6,588)
Mar 2012	GBP/USD	GBP	7,010,000	USD	(10,950,289)	(85,911)
Mar 2012	INR/USD	INR	26,140,000	USD	(487,782)	(7,458)
Mar 2012	JPY/USD	JPY	2,494,000,000	USD	(32,244,760)	209,260
Mar 2012	KRW/USD	KRW	800,000,000	USD	(688,753)	(2,347)
Mar 2012	MXN/USD	MXN	9,660,000	USD	(701,989)	(15,119)
Mar 2012	MYR/USD	MYR	700,000	USD	(220,744)	(812)
Mar 2012	NOK/JPY	NOK	2,020,000	JPY	(26,589,260)	(9,329)
Mar 2012	NOK/USD	NOK	38,740,000	USD	(6,631,077)	(173,766)
Mar 2012	NZD/CAD	NZD	670,000	CAD	(521,778)	6,792
Mar 2012	NZD/CHF	NZD	5,940,000	CHF	(4,254,266)	56,888
Mar 2012	NZD/USD	NZD	14,620,000	USD	(11,251,878)	57,642
Mar 2012	PHP/USD	PHP	10,680,000	USD	(246,048)	(3,431)
Mar 2012	PLN/USD	PLN	60,000	USD	(17,525)	(274)
Mar 2012	RUB/USD	RUB	6,480,000	USD	(199,201)	(327)
Mar 2012	SEK/USD	SEK	37,470,000	USD	(5,483,541)	(63,391)
Mar 2012	SGD/USD	SGD	1,190,000	USD	(925,665)	(7,555)
Mar 2012	TRY/USD	TRY	90,000	USD	(46,656)	190
Total Long Forward Currency Contracts						$(183,699)

The accompanying notes are an integral part of these consolidated financial statements.

17	●	CONSOLIDATED SCHEDULE OF FORWARD CONTRACTS

SHORT FORWARD CURRENCY CONTRACTS
Expiration		Currency Sold		Notional Value
Date	Description	Currency	Amount	Currency	Amount	Fair Value
Mar 2012	AUD/USD	AUD	(12,660,000)	USD	12,691,788	$(130,703)
Mar 2012	BRL/USD	BRL	(6,890,000)	USD	3,694,442	62,135
Mar 2012	CAD/USD	CAD	(15,850,000)	USD	15,516,226	(22,609)
Mar 2012	CHF/NOK	CHF	(4,150,000)	NOK	26,048,677	(85,141)
Mar 2012	CHF/USD	CHF	(14,480,000)	USD	15,490,113	43,000
Mar 2012	CLP/USD	CLP	(3,254,000,000)	USD	6,199,657	(2,168)
Mar 2012	COP/USD	COP	(8,665,000,000)	USD	4,465,485	(4,442)
Mar 2012	CZK/USD	CZK	(76,280,000)	USD	3,935,725	79,209
Mar 2012	EUR/AUD	EUR	(6,910,000)	AUD	9,016,524	184,354
Mar 2012	EUR/HUF	EUR	(310,000)	HUF	94,244,480	(16,680)
Mar 2012	EUR/NOK	EUR	(7,090,000)	NOK	55,237,619	26,335
Mar 2012	EUR/NZD	EUR	(3,690,000)	NZD	6,366,882	146,909
Mar 2012	EUR/PLN	EUR	(550,000)	PLN	2,454,100	(6,600)
Mar 2012	EUR/SEK	EUR	(2,780,000)	SEK	24,920,176	4,957
Mar 2012	EUR/TRY	EUR	(180,000)	TRY	454,347	3,410
Mar 2012	EUR/USD	EUR	(28,620,000)	USD	37,760,636	700,627
Mar 2012	GBP/NOK	GBP	(4,550,000)	NOK	41,179,289	(188,023)
Mar 2012	GBP/USD	GBP	(14,930,000)	USD	23,194,253	55,142
Mar 2012	IDR/USD	IDR	(6,728,000,000)	USD	730,278	(5,649)
Mar 2012	ILS/USD	ILS	(25,130,000)	USD	6,724,632	138,978
Mar 2012	INR/USD	INR	(164,320,000)	USD	3,107,430	88,039
Mar 2012	JPY/USD	JPY	(1,061,000,000)	USD	13,647,373	(159,249)
Mar 2012	KRW/USD	KRW	(4,937,000,000)	USD	4,280,745	44,763
Mar 2012	MXN/USD	MXN	(47,250,000)	USD	3,406,914	47,225
Mar 2012	MYR/USD	MRY	(1,870,000)	USD	591,597	4,064
Mar 2012	NOK/JPY	NOK	(37,560,000)	JPY	501,706,850	268,804
Mar 2012	NOK/USD	NOK	(57,940,000)	USD	9,779,554	121,923
Mar 2012	NZD/CHF	NZD	(1,500,000)	CHF	1,035,469	(56,033)
Mar 2012	NZD/USD	NZD	(14,880,000)	USD	11,372,659	(137,988)
Mar 2012	PHP/USD	PHP	(23,840,000)	USD	538,215	(3,357)
Mar 2012	PLN/USD	PLN	(7,080,000)	USD	2,079,604	44,002
Mar 2012	RUB/USD	RUB	(77,650,000)	USD	2,435,783	52,674
Mar 2012	SEK/USD	SEK	(57,300,000	USD	8,290,195	1,575
Mar 2012	SGD/USD	SGD	(5,000,000)	USD	3,875,911	18,306
Mar 2012	TRY/USD	TRY	(3,200,000)	USD	1,676,396	10,745
Mar 2012	ZAR/USD	ZAR	(31,740,000)	USD	3,851,847	(32,303)
Total Short Forward Currency Contracts						$1,296,231
Total Forward Currency Contracts						$1,112,532

Currency	Currency Descriptions	Currency	Descriptions Currency	Currency	Descriptions Currency
AUD	Australian dollar	HUF	Hungarian forint	NZD	New Zealand dollar
BRL	Brazil real	IDR	Indonesian rupiah	PHP	Philippine peso
CAD	Canadian dollar	ILS	Israeli shekel	PLN	Polish zloty
CHF	Swiss franc	INR	Indian rupee	RUB	Russian ruble
CLP	Chilean peso	JPY	Japanese yen	SEK	Swedish krona
COP	Colombian peso	KRW	Korean won	SGD	Singapore dollar
CZK	Czech koruna	MXN	Mexican peso	TRY	Turkish lira
EUR	Euro	MYR	Malaysian ringgit	USD	United States dollar
GBP	British pound	NOK	Norwegian krone	ZAR	South African rand

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	●	18

Consolidated Statement of Assets & Liabilities
December 31, 2011

Assets
Investments, at value (cost $194,591,885)	$194,557,824
Cash	5,172,347
Deposits at brokers	1,503,547
Receivable for Fund shares sold	2,684,524
Interest receivable	814,605
Deferred offering costs	10,650
Net unrealized gain on futures	2,048,451
Net unrealized gain on forward currency contracts	1,112,532
Prepaid expenses and other assets	24,529
Total Assets	$207,929,009
Liabilities
Cash overdraft denominated in foreign currencies (cost $498,524)	$525,547
Payable for securities purchased	3,129,425
Payable for Fund shares redeemed	560,610
Payable for variation margin on futures	1,719
Accrued management fees	428,470
Accrued Trustees’ fees	4,500
Accrued Rule 12b-1 fees	107,835
Accrued expenses and other liabilities	208,083
Total Liabilities	$4,966,189
NET ASSETS	$202,962,820
Net Assets Consist of:
Paid-in capit	$206,024,350
Accumulated net investment loss	(8,355,091)
Accumulated net realized loss on investments	(44,131)
Net unrealized depreciation of investments	(34,061)
Net unrealized appreciation of futures	2,044,053
Net unrealized appreciation of forward currency contracts	1,112,532
Controlling interest of the Fund	200,747,652
Non-controlling interest	2,215,168
NET ASSETS	$202,962,820
Class A Shares*
Net assets	$71,532,081
Shares issued and outstanding (unlimited shares authorized)	7,664,574
Net asset value, redemption, and minimum offering price per share (a)(b)	$9.33
Maximum offering price per share ($9.33/0.9425) (c)	$9.90
Class C Shares*
Net assets	$38,054,759
Shares issued and outstanding (unlimited shares authorized)	4,100,133
Net asset value, redemption, and offering price per share (b)	$9.28
Class I Shares*
Net assets	$91,160,812
Shares issued and outstanding (unlimited shares authorized)	9,749,386
Net asset value, redemption, and offering price per share (b)	$9.35

*	Share class information does not include non-controlling interest.
(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b)	Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

19	●	CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
Period Ended December 31, 2011*

Investment Income
Interest	$594,583
Total Investment Income	594,583
Expenses
Management fees (Note 5)	1,845,204
Fund administration fees	41,591
Fund accounting fees	47,180
Trustees’ fees	14,649
Transfer agent fees and expenses	123,214
Custodian fees	5,995
Registration expenses	32,893
Rule 12b-1 fees - Class A (Note 5)	50,559
Rule 12b-1 fees - Class C (Note 5)	132,442
Insurance expenses	7,113
Legal and audit fees	52,646
Printing and mailing expenses	28,315
Organizational expenses	85,392
Offering costs and expenses	25,872
Other expenses	77,982
Total expenses before reimbursements	2,571,047
Less expense waiver and reimbursement by Adviser	(134,436)
Net expenses	2,436,611
Net Investment Loss	(1,842,028)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(194,498)
Net realized loss on futures	(972,399)
Net realized loss on forward currency contracts	(6,143,288)
Net change in unrealized depreciation of investments and foreign currency	(34,061)
Net change in unrealized appreciation of futures	2,044,053
Net change in unrealized appreciation of forward currency contracts	1,112,532
Net realized and unrealized loss on investments, futures and forward
currency contracts	(4,187,661)
Net Decrease in Net Assets From Operations**	$(6,029,689)

*	Period from March 22, 2011 (commencement of operations) through December 31, 2011.
**	Net decrease in net assets from operations attributable to the controlling interest and non-controlling interest was $(5,659,357) and $(370,332), respectively.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	●	20

Consolidated Statement of Changes
in Net Assets
Period Ended December 31, 2011*

Operations
Net investment loss	$(1,842,028)
Net realized loss on investments, futures, and forward currency contracts	(7,310,185)
Net change in unrealized appreciation of investments, futures, and
forward currency contracts	3,122,524
Decrease in Net Assets From Operations	(6,029,689)
Capital Transactions (Note 6) – Controlling Interest
Proceeds from shares sold	212,354,656
Reinvestment of distributions	-
Cost of shares redeemed	(6,052,572)
Redemption fees	4,925
Total Increase in Net Assets From Capital Transactions –
Controlling Interest	206,307,009
Capital Transactions – Non-controlling Interest
Proceeds from Contributions	3,385,500
Withdrawals	(800,000)
Total Increase in Net Assets From Capital Transactions –
Non-controlling Interest	2,585,500
Total Increase in Net Assets	202,862,820
Net Assets
Beginning of period	100,000
End of period (including accumulated net investment loss of $8,355,091)	$202,962,820

*	Period from March 22, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

21	●	CONSOLIDATED FINANCIAL STATEMENTS

LoCorr Managed Futures Strategy Fund-Class A

Consolidated Financial Highlights Selected Data and Ratios (for a share outstanding throughout the period) Do not include non-controlling interest. March 22, 20111 through December 31, 20112

Per Share
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)3	(0.22)
Net realized and unrealized gain (loss)	(0.45)
Total from Investment Operations	(0.67)
Distributions to shareholders from:
Net investment income	-
Net realized gains on investments sold	-
Total Distributions	-
Redemption fees5	-
Net Asset Value, end of Period	$9.33
Total Investment Return4	-6.70%
Net Assets, End of Period, in Thousands	$71,532
Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.15%
After expense reimbursement or recovery	3.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.18) %
After expense reimbursement or recovery	(2.96) %
Portfolio turnover rate	18.22%

1	Commencement of share class operations.
2	For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.
3	Net investment income per share is based on average shares outstanding.
4	Total return excludes the effect of applicable sales charges.
5	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	●	22

Locorr Managed Futures Strategy Fund-Class C

Consolidated Financial Highlights Selected Data and Ratios (for a share outstanding throughout the period) Do not include non-controlling interest. March 24, 20111 through December 31, 20112

Per Share
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)3	(0.27)
Net realized and unrealized gain (loss)	(0.45)
Total from Investment Operations	(0.72)
Distributions to shareholders from:
Net investment income	-
Net realized gains on investments sold	-
Total Distributions	-
Redemption fees5	-
Net Asset Value, end of Period	$9.28
Total Investment Return4	-7.20%
Net Assets, End of Period, in Thousands	$38,055
Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.89%
After expense reimbursement or recovery	4.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.92) %
After expense reimbursement or recovery	(3.71) %
Portfolio turnover rate	18.22%

1	Commencement of share class operations.
2	For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.
3	Net investment income per share is based on average shares outstanding.
4	Total return excludes the effect of applicable sales charges.
5	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

23	●	CONSOLIDATED FINANCIAL STATEMENTS

Locorr Managed Futures Strategy Fund-Class I

Consolidated Financial Highlights Selected Data and Ratios (for a share outstanding throughout the period) Do not include non-controlling interest. March 24, 20111 through December 31, 20112

Per Share
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)3	(0.20)
Net realized and unrealized gain (loss)	(0.45)
Total from Investment Operations	(0.65)
Distributions to shareholders from:
Net investment income	-
Net realized gains on investments sold	-
Total Distributions	-
Redemption fees5	-
Net Asset Value, end of Period	$9.35
Total Investment Return4	-6.50%
Net Assets, end of Period, in Thousands	$91,161
Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.89%
After expense reimbursement or recovery	3.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.92) %
After expense reimbursement or recovery	(2.71) %
Portfolio turnover rate	18.22%

1	Commencement of share class operations.
2	For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.
3	Net investment income per share is based on average shares outstanding.
4	Total return excludes the effect of applicable sales charges.
5	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	24

Notes to the Consolidated Financial Statements
December 31, 2011

1.  Organization
LoCorr Managed Futures Strategy Fund, a series of LoCorr Investment Trust, was formed as an Ohio business trust on November 15, 2010, and is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The LoCorr Managed Futures Strategy Fund’s primary objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

In order to achieve its investment objective, the LoCorr Managed Futures Strategy Fund will invest up to 25% of its total assets (measured at the time of purchase) in a wholly-owned subsidiary, LCMFS Fund Limited (“LCMFS”), a company incorporated under the laws of the Cayman Islands. As of December 31, 2011, the fair value of LoCorr Managed Futures Strategy Fund’s investment in LCMFS was $49,982,758 (representing 24.63% of the LoCorr Managed Futures Strategy Fund’s consolidated net assets). LCMFS acts as an investment vehicle in order to enter into certain investments for the LoCorr Managed Fututes Strategy Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

As of December 31, 2011, LCMFS has a 95.76% ownership in Millburn Diversified Plus L.P. (the “Partnership”). The Partnership is a limited partnership that was organized on February 14, 2011 under the Delaware Revised Uniform Limited Partnership Act and commenced operations on March 24, 2011. The Partnership engages in speculative trading of futures and forward currency contracts. The General Partner of the Partnership is Millburn Ridgefield Corporation (the “General Partner”).

The consolidated financial statements of the LoCorr Managed Futures Strategy Fund include the financial statements of LCMFS. In addition, because LCMFS has a controlling interest (greater than 50% but less than 100%) in the Partnership, the financial results of the Partnership as of and for the period ended December 31, 2011 have also been consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the Fund throughout these consolidated financial statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the Fund. Non-controlling interest represents additional, non-related partners in the Partnership and is equal to 4.24% of the Partnership’s net assets and 1.09% of the Fund’s consolidated net assets.

The Fund currently offers three classes of shares, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Class A commenced operations on March 22, 2011, and Class C and Class I commenced operations on March 24, 2011.

25	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

2.  Significant accounting policies

Investment Valuation
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2   Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by LoCorr Fund Management, LLC (the “Adviser”) in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s net asset value (“NAV”) will reflect certain portfolio investments’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	26

The Fund may use independent pricing services to assist in calculating the value of the Fund’s investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying funds which hold portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying funds do not price their shares, the value of some of the Fund’s portfolio investments may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value.

Fixed income securities are generally valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in level 1 or level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in level 2 of the fair value hierarchy. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are categorized in level 2.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

27	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Futures contracts are stated at fair value using the primary exchange’s closing (settlement) price, and are categorized in level 1. Forward currency contracts are stated at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments.
Forward currency contracts are generally categorized in level 2.

The following table summarizes the Fund’s consolidated investments as of December 31, 2011:

Security Classification	Level 1	Level 2	Level 3
Investments
Asset Backed Securities	$-	$24,762,457	$-
Corporate Bonds	-	49,098,071	-
Mortgage Backed Securities	-	22,509,591	-
Municipal Bonds	-	165,835	-
Foreign Government Bonds	-	2,315,857	-
U.S. Government Agency Issues	-	39,922,789	-
U.S. Treasury Obligations	32,900,535	-	-
Money Market Funds	22,882,689	-	-
Total Investments	$55,783,224	$138,774,600	$-
Futures contracts
Long Futures Contracts	$2,028,033	$-	$-
Short Futures Contracts	16,020	-	-
Total Future Contracts	$2,044,053	$-	$-
Forward Currency Contracts
Long Forward Currency Contracts	$-	$(183,699)	$-
Short Forward Currency Contracts	$-	$1,296,231	-
Total Forward Currency Contracts	$-	$1,112,532	$-

See the consolidated schedule of investments for the investments detailed by industry classification. The Fund did not hold any level 3 assets during the period.
There were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

Federal Income Taxes
The Fund intends to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011 the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax position income tax expense in the consolidated statement of operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	28

For tax purposes, LCMFS is an exempted Cayman investment company. LCMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, LCMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.  Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Fund. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from the net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes. There were no distributions paid during fiscal period ended December 31, 2011.

29	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Distributable Earnings
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. See Note 7.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Futures Contracts
Gains or losses are realized when contracts are liquidated. As the futures broker has the right of offset, the Fund presents unrealized gains and unrealized losses on open futures contracts (the difference between the contract trade price and quoted market price) as a net amount in the consolidated statement of assets and liabilities. The Fund elected not to net broker cash with cash deficit at broker, denominated in foreign currencies even though a right of offset exists for these amounts. Any change in net unrealized gain or loss is reported in the statement of operations. Brokerage commissions on open futures contracts are charged to expense when paid.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. As the interbank market maker has the individual right of offset, the Fund presents the aggregate net unrealized gains and losses with such interbank market maker as a net amount in the consolidated statement of assets and liabilities. The unrealized gains or losses on open forward currency contracts are the difference between  contract trade price and market price. Any change in net unrealized gain or loss is reported in the statement of operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	30

Deposits with Broker
The Fund deposits funds with J.P. Morgan Securities LLC, and Citigroup Global Markets, Inc., subject to Commodity Futures Trading Commission regulations and various exchange and broker requirements. Margin requirements are satisfied by the deposit of U.S. government securities and cash with such brokers. Accordingly, assets used to meet margin and other broker or regulatory requirements are partially restricted. The Fund earns or pays interest on its assets deposited with, or borrowed from, the brokers.

Market and Credit Risks
Futures transactions of the Fund are cleared by J.P. Morgan Securities LLC, and Citigroup Global Markets, Inc., pursuant to customer agreements. For all forward currency transactions, the Fund utilizes one interbank market maker, Barclays Bank PLC.

The Fund engages in the speculative trading of U.S. and foreign futures and forward currency contracts (collectively, derivatives). The Fund is exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker.  Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities.  A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements.  In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available.  It is possible that the recovered amount could be less than total cash and other property deposited.

The Fund has a substantial portion of its assets on deposit with financial institutions in connection with its trading of forward currency contracts and its cash management activities. Assets deposited with financial institutions in connection with the Fund’s trading of forward currency contracts are partially restricted due to deposit or margin requirements. As forward currency contracts are traded in unregulated markets between principals, the Fund assumes the risk of loss from counterparty non-performance. At December 31, 2011, the Fund had U.S. government securities on deposit with HSBC Bank USA, N.A. (HSBC) in the amount of $7,696,990. In the event of HSBC’s insolvency, none of these assets would be subject to claims of other bank customers or the bank’s creditors. Accordingly, a bank failure of HSBC should have no adverse effect on the Fund’s custodial account as the assets in the account would remain property of the Fund.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Fund is exposed to a market risk equal to the notional contract value of futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

31	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund also engages in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Fund has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so.

3.  Derivatives
The Fund may invest in derivatives in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Fund’s open positions and the liquidity of the markets in which it trades.

The Fund engages in the speculative trading of futures and forward currency contracts. The Fund trades futures contracts on interest rates, commodities, currencies, metals, energies, livestock and stock indices. The following were the primary trading risk exposures of the Fund at December 31, 2011, by market sector:

Agricultural (grains, livestock and softs). The Fund’s primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Fund. The Fund’s currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as Political and general p economic conditions. The Fund trades in a large number of currencies including cross-rates — e.g., positions between two currencies other than the U.S. dollar.

Energy. The Fund’s primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Fund and indirectly the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Fund’s profitability. The Fund’s primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Fund also may take positions in futures contracts on the government debt of other nations. The Fund anticipates that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Fund for the foreseeable future.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	32

Metals. The Fund’s metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Fund’s equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s consolidated statement of assets and liabilities and consolidated statement of operations. Fair value of futures contracts in an asset position are recorded in the consolidated statement of assets and liabilities as net unrealized gain on futures, Payable for variation margin on futures, and Net unrealized appreciation on futures. Fair value of forward currency contracts in an asset position are recorded in the consolidated statement of assets and liabilities as Net unrealized gain on forward currency contracts and Net unrealized appreciation on forward currency contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statement of operations.

The following table presents the fair value of open futures and forward currency contracts, held long or sold short, at December 31, 2011.

December 31, 2011
	Fair Value –		Fair Value –		Net
	Long Positions		Short Positions		Unrelized
					Gain (Loss)
Futures					on Open
Contracts	Assets	Liabilities	Assets	Liabilities	Positions
Energy	$38,428	$(116,882)	$429,930	$(21,220)	$330,256
Grains	196,375	(188)	21,455	(658,035)	(440,393)
Interest Rate	2,384,305	(165,461)	3,994	(31,040)	2,191,798
Livestock	-	-	16,930	(19,910)	(2,980)
Metals	80,306	(313,348)	550,318	(413,340)	(96,064)
Softs	2,632	(67,514)	385,314	(81,969)	238,463
Stock Index	-	(10,620)	352,074	(518,481)	(177,027)
Total Futures
Contracts	2,702,046	(674,013)	1,760,015	(1,743,995)	2,044,053
Forward
Currency
Contracts	824,475	(1,008,174)	2,403,438	(1,107,207)	1,112,532
Total Futures
and Forward
Currency
Contracts	$3,526,521	$(1,682,187)	$4,163,453	$(2,851,202)	$3,156,585

33	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the trading results of derivative trading and information related to the volume of the Fund’s derivative activity for the period March 22, 2011 (commencement of operations of the Fund) to December 31, 2011. The below captions of “Realized” and “Change in Unrealized” correspond to the captions in the consolidated statement of operations.

Period from March 22, 2011 to December 31, 2011
	Gain (Loss) From Trading
Futures contracts		change in		Number of
	Realized	Unrealized		contracts closed
Energy	$(1,230,716)	$330,256		4,643
Grains	(448,576)	(440,393)		2,874
Interest Rate	4,757,070	2,191,798		21,135
Livestock	(269,000)	(2,980)		199
Metals	45,345	(96,064)		1,385
Softs	(316,645)	238,463		420
Stock Index	(3,509,877)	(177,027)		9,477
Total Futures Contracts	$(972,399)	$2,044,053		40,133

			Notional Value of
			contracts closed
			Long	Short
Forward Currency Contracts	$(6,143,288)	$1,112,532	$794,836,726	$788,693,438

The number of contracts closed for futures contracts represents the number of contracts closed during the period March 22, 2011 (commencement of operations of the Fund) to December 31, 2011 in the applicable category. The notional value of forward currency contracts closed represents the U.S. dollar notional value of forward currency contracts closed and settled in cash during the period March 22, 2011 (commencement of operations of the Fund) to December 31, 2011.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, during the period from March 22, 2011 through December 31, 2011 were $104,988,791 and $6,890,034, respectively. Purchases and sales of U.S. government securities during the period from March 22, 2011 through December 31, 2011 aggregated $43,267,664 and $3,323,735, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	34

5.  Management Fees and Other Transactions with Affiliates
The Fund has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Pursuant to a Management Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.  Pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC (“Sub-Adviser”), the Sub-Adviser is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets up to 0.18% based on the balance of sub-advised assets. The Sub-Adviser is paid by the Adviser, not the Fund. As of December 31, 2011, the Fund incurred $916,887 in advisory fees and owed the Adviser $198,186.

The Fund’s Adviser has contractually agreed to waive management fees and/ or reimburse the Fund for expenses it incurs, until at least April 30, 2012, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waiver and/or reimbursement (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) at 2.20%, 2.95% and 1.95% of the average daily net assets of Class A, Class C and Class I shares, respectively. Management excludes the expenses of the Partnership from the calculation described previously. Any waiver or reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Fund. During the period ended December 31, 2011, the Adviser waived $173,141 of its fees, $134,436 after commencement of operations and $38,705 related to organizational costs prior to commencement, which are subject to repayment on or before December 31 and February 23, 2014, respectively.

The Limited Partnership Agreement of the Partnership provides that the General Partner receives a monthly management fee (accrued daily) in respect of each Limited Partner in an amount ranging from 1/12 of 0% to 1/12 of 2% of the Target Trading Level of such Limited Partner’s capital account at the beginning of the month prorated for partial months and adjusted for daily subscriptions and withdrawals (the “Management Fee”). The Management Fee is paid to the General Partner in arrears as of each month-end and is calculated prior to reduction for any withdrawals, profits and losses during the month, any accrued Profit Share (as defined below) or the Management Fee n being calculated. As of December 31, 2011, the General Partner was paid $928,317 in Management Fees, and was owed $230,284 from the Partnership.

35	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

“Target Trading Level,” for purposes of calculating Management Fees, means four times the net asset value of such Limited Partner’s capital account at the beginning of the month, adjusted for subscriptions and withdrawals during the month, irrespective of any day-to-day changes in the actual trading level of the Partnership or intra-month profit or loss attributable to a Limited Partner’s capital account. Since the Management Fee is based on the Target Trading Level, as described above, and not net assets or the level at which Partnership assets may actually be traded at any particular time, a 2% per annum Management Fee on the Target Trading Level calculates to an annualized 8% per annum Management Fee based on the Partnership’s beginning of the month net assets, prorated for partial months and adjusted for daily subscriptions and withdrawals.

The Partnership Agreement provides that the General Partner is allocated a profit share of allocation ranging from 0% to 20% of Trading Profits(as  in defined the Limited Partnership Agreement) that is deducted from the Limited Partners’ capital accounts and added to the General Partner’s capital account.  However, for Limited Partners’ withdrawals during the period, the General Partner profit share allocation calculation shall be computed as though the withdrawal date was at the end of the period. For the period ended December 31, 2011, there was no profit share allocation.

The General Partner’s capital account is not charged a management fee or a General Partner profit share allocation.

The General Partner may waive, reduce or rebate its management fee or profit share allocation (or adjust the frequency of the profit share allocation) in respect of any Limited Partner without entitling any other Limited Partner to a similar waiver, reduction, rebate or adjustment.

The Fund has entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	●	36

6.  Fund Shares
At December 31, 2011, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

LoCorr Managed Futures Strategy Fund - Class A
	For the Period ended December 31, 20111
	Shares	Amount
Shares sold	7,989,613	$76,312,992
Shares redeemed	(335,039)	(3,147,306)
Redemption Fees	-	2,847
	7,654,574	$73,168,533
Beginning shares	10,000
Ending shares	7,664,574

LoCorr Managed Futures Strategy Fund - Class C
	For the Period ended December 31, 20112
	Shares	Amount
Shares sold	4,158,458	$39,851,440
Shares redeemed	(58,325)	(550,168)
Redemption Fees	-	119
	4,100,133	$39,301,391
Beginning shares	-
Ending shares	4,100,133

LoCorr Managed Futures Strategy Fund - Class I
	For the Period ended December 31, 20112
	Shares	Amount
Shares sold	9,998,312	$96,190,224
Shares redeemed	(248,926)	(2,355,098)
Redemption Fees	-	1,959
	9,749,386	$93,837,085
Beginning shares	-
Ending shares	9,749,386
1 Class A commenced operations on March 22, 2011.
2 Class C and Class I commenced operations on March 24, 2011.

37	●	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  Federal Tax Information
On the consolidated statement of assets and liabilities, the following reclassifications were made for the period ended December 31, 2011:

	Accumulated Net
Accumulated Net	Realized Gain (Loss) on
Investment Income (Loss)	Investments	Paid-in capital
$(6,513,063)	$7,266,054	$(752,991)

At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$194,591,885
Gross unrealized appreciation	$378,696
Gross unrealized depreciation	(412,757)
Net unrealized depreciation	$(34,061)
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Other accumulated losses	$(5,242,637)
Total accumulated losses	$(5,276,698)

The Fund is permitted to carry forward capital losses incurred. Additionally, capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2011 the Fund had post-enactment short-term capital loss carryforwards equal to $16,167.

The Fund intends to defer and treat $32,362 of post-October losses incurred during the fiscal year ended December 31, 2011 as arising in the fiscal year ending December 31, 2012.

Differences between book and tax components of distributable earnings are related to differing treatment of income and expenses from LCMFS.

AUDIT OPINION - LOCORR MANAGED FUTURES STRATEGY FUND	●	38

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
LoCorr Managed Futures Strategy Fund
(LoCorr Investment Trust)

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of LoCorr Managed Futures Strategy Fund (the “Fund”), a series of LoCorr Investment Trust, as of December 31, 2011, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period March 22, 2011 (commencement of operations) to December 31, 2011.  These consolidated financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We did not audit the financial statements of Millburn Diversified Plus L.P., which statements reflect total net assets constituting 25.7% of the related consolidated total as of December 31, 2011. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Millburn Diversified Plus L.P., is based solely on the report of the other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit and the report of the other independent registered public accounting firm provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other independent registered public accounting firm, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LoCorr Managed Futures Strategy Fund as of December 31, 2011, and the results of their operations, changes in their net assets, and the consolidated financial highlights for the period March 22, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States  of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

39	●	AUDIT OPINION - MILLBURN DIVERSIFIED PLUS L.P

Report of Independent Registered
Public Accounting Firm

To the Partners
Millburn Diversified Plus L.P.

We have audited the accompanying statement of financial condition of Millburn Diversified Plus L.P., including the schedule of investments, as of December 31, 2011, and the related statements of operations and changes in partners’ capital (net asset value) for the period March 24, 2011 (commencement of operations) to December 31, 2011. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millburn Diversified Plus L.P. as of
December 31, 2011, and the results of its operations and the changes in its net asset value for the period March 24, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Hunt Valley, Maryland
February 28, 2012

EXPENSE EXAMPLE	●	40

Consolidated Expense Example Excluding
Non-Controlling Interest
December 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual expenses
The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical example for comparison Purposes
The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

41	●	EXPENSE EXAMPLE

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2011 (Unaudited)

	Class A Fund;s	Beginning	Ending	Consolidated
	Annualized	Account	Account	Expenses
	Expense	Value	Value	Paid During
	Ration1	7/1/11	12/31/11	Period1, 2
Locorr Managed Futures Strategy Fund – Class A
Actual	3.91%	$1,000.00	$978.00	$19.49
Hypothetical3	3.91%	$1,000.00	$1,005.50	$19.76
Locorr Managed Futures Strategy Fund – Class C
Actual	4.72%	$1,000.00	$974.80	$23.47
Hypothetical3	4.72%	$1,000.00	$1,001.44	$23.79
Locorr Managed Futures Strategy Fund – Class I
Actual	3.63%	$1,000.00	$979.10	$18.12
Hypothetical3	3.63%	$1,000.00	$1,006.90	$18.37

1	Consolidated expenses ratios and consolidated expenses does not include non-controlling interest.
2
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the period of July 1, 2011 through December 31, 2011.

3	Hypothetical assumes a 5% return.

DIRECTORS AND OFFICERS	●	42

Independent Trustees (Unadudited)
			Number of	Other
			Portfolios	Directorships
			in Fund	held by
Name,	Position/	Principal	Complex**	Trustee
Address	Term of	Occupation During	Overseen by	During the
and Age	Office*	the Past 5 Years	Trustee	Past 5 Years
Michael T. Ayres	Trustee/	Chief Operating	2	None
Year of Birth:	January	Officer of Oppidan
1959	2011 to	Investment Company
	present	(commercial real
estate development),
March 1999 to present.
Ronald A.	Trustee/	Mr. Tschetter is	2	None
Tschetter	January	presently retired
Year of Birth:	2011 to	from his principal
1941	present	occupations; Director
of the U.S. Peace
Corps, September
2006 to January
2009; President of
D.A. Davidson & Co.
(broker/dealer) May
2004 to September
2006.
James W. Morton	Trustee/	Chairman of the	2	None
Year of Birth:	January	Board, Fidelity Bank
1939	2011 to	(community bank),
	present	2008 to present,
President 1978 to
2008.
Mark Thompson	Trustee/	Chairman and	2	None
Year of Birth:	December	Chief Manager,
1959	2011 to	Riverbridge Partners,
	present	LLC (investment
management), 1987 to
present.

** The term of office for each Trustee listed above will continue indefinitely.
** The term “Fund Complex” refers to the LoCorr Investment Trust.

43	●	DIRECTORS AND OFFICERS

Interested Trustees and Officers (Unadudited)
			Number of	Other
			Portfolios	Directorships
			in Fund	held by
Name,	Position/	Principal	complex***	Trustee
Address	Term of	Occupation During	Overseen by	During the
and Age	office**	the Past 5 Years	Trustee	Past 5 Years
Jon C. Essen*	Treasurer,	Chief Operating Officer	2	None
Year of Birth:	Secretary,	and Chief Compliance
1963	Chief	Officer of LoCorr
	Compliance	Fund Management,
	Officer/	LLC, November 2010
	January	to present; Senior
	2011 to	Vice President, Chief
	present;	Operating Officer
	Trustee/	and Registered
	November,	Representative of
	2010 to	Octavus Group, LLC
	present	(broker/dealer), April
2008 to present; Chief
Operating Officer of
Hennessey Financial,
LLC (commercial
finance), May 2002 to
April 2008.
Kevin M. Kinzie*	President,	Chief Executive	2	None
Year of Birth:	Trustee/	Officer of LoCorr Fund
1956	January	Management, LLC,
	2011 to	November 2010 to
	present	present; President and
Chief Executive Officer
of Octavus Group, LLC
(broker/dealer), March
2002 to present.

***	Mr. Essen is an interested Trustee because he is an officer of the Fund’s Adviser,
*	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund’s Adviser.
***	The term of office for each Trustee and Officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the LoCorr Investment Trust.

PRIVACY POLICY	●	44

Notice of Privacy Policy & Pratices
(Unaudited)

Your privacy is important to us. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliatedor nonaffiliated third parties, except as permitted by law. For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

45	●	QUARTERLY PORTFOLIO HOLINGS / PROXY

Quarterly Form N-Q Portfolio Schedule
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-855-523-8637.

Proxy Voting Policies, Procedures & Record
(Unaudited)

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http://www.sec.gov).

CONTACT INFORMATION	●	46

Investment Adviser
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Fund Counsel
Thompson Hine, LLP
312 Walnut Street, 14th floor
Cincinnati, OH 45202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2011
Audit Fees	$33,500
Audit-Related Fees	$0
Tax Fees	$5,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 12/31/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to registrant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)*                    /s/ Kevin Kinzie
Kevin Kinzie, President
Principal Executive Officer

Date          3/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Kevin Kinzie
Kevin Kinzie, President
Principal Executive Officer

Date          3/6/12

By (Signature and Title)*                   /s/ Jon Essen
Jon Essen, Treasurer
Principal Financial Officer

Date         3/6/12

* Print the name and title of each signing officer under his or her signature.